SUPPLEMENT DATED MAY 1, 1997
                             TO THE PROSPECTUSES OF

                      FRANKLIN INVESTMENT GRADE INCOME FUND
                             DATED FEBRUARY 1, 1997

                   FRANKLIN ADJUSTABLE RATE SECURITIES FUND
             FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND
         FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND
               FRANKLIN TEMPLETON INTERNATIONAL CURRENCY FUNDS
                (GLOBAL, HARD AND HIGH INCOME CURRENCY FUNDS)
                FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND
                               DATED MARCH 1, 1997

The prospectus is amended as follows:

I. The section "Sales Charge Waivers" under "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is amended as follows:

 A. Category 8 is replaced with:

   8. Chilean retirement plans that meet the requirements described under "Retirement Plans" below.

 B. Effective June 1, 1997, category 5 is deleted in its entirety.

II. The following paragraph is added after the list of "Sales Charge Waivers" under "How Do I Buy Shares?":

 RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
 (iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans or SEPs, such as 403(b) or 457 plans, must also meet the requirements described under "Group Purchases" above. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the account is closed within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares?
 - Contingent Deferred Sales Charge" for details.

III. The section "How Do I Buy Shares? - Other Payments to Securities Dealers" is replaced in its entirety with the following:

 OTHER PAYMENTS TO SECURITIES DEALERS

 The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

 1. Purchases of $1 million or more - up to 0.75% of the amount invested.

 2. Purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above
 - up to 1% of the amount invested. For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge will not apply to the account if the Securities Dealer chooses to receive a payment of 0.25% or less or if no payment is made.

 3. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

 4. Purchases by Chilean retirement plans - up to 1% of the amount invested.

 A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 4 above or a payment of up to 1% for investments described in paragraph 2 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

 FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

IV. The following is added under "How Do I Sell Shares? - Contingent Deferred Sales Charge":

 Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan account is closed within 365 days of the account's initial purchase in the Franklin Tempelton Funds.

V. The section "Contingent Deferred Sales Charge - Waivers" under "How Do I Sell Shares?" is replaced in its entirety with the following:

WAIVERS. We waive the Contingent Deferred Sales Charge for:

 o Exchanges

 o Account fees

 o Sales of shares purchased pursuant to a sales charge waiver

 o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
 (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, as described under "How Do I Buy Shares? - Other Payments to Securities Dealers"

 o Redemptions by the Fund when an account falls below the minimum required account size

 o Redemptions following the death of the shareholder or beneficial owner

 o Redemptions  through a systematic  withdrawal  plan set up before February
 1, 1995

 o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.

 o Distributions from individual retirement plan accounts due to death or disability or upon periodic distributions based on life expectancy

 o Tax-free returns of excess contributions from employee benefit plans

 o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect

 o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans